Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”.  SUCH INFORMATION HAS BEEN OMITTED BECAUSE (i) IT IS NOT MATERIAL, AND (ii) IT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

THIRD AMENDMENT AGREEMENT

This Agreement and Amendment No. 3 to the License Agreement (“Third Amendment Agreement”) is dated and effective as of September 25, 2020 (the “Third Amendment Effective Date”), and is made by and between the TRUSTEES OF TUFTS COLLEGE, a/k/a TUFTS UNIVERSITY, a Massachusetts non-profit educational corporation having offices at the Office of Technology Transfer and Industry Collaboration, Suite 75K-950, 136 Harrison Avenue, Boston, MA 02111 (“TUFTS”), and QUANTERIX CORPORATION (f/k/a Digital Genomics, Inc.), a Delaware corporation with a principal place of business at 113 Hartwell Avenue, Lexington, MA 02421 (“LICENSEE”). Each of LICENSEE and TUFTS may be referred to individually herein as a “Party” or collectively as the “Parties”.

WHEREAS, the Parties entered into an Exclusive License Agreement, effective as of June 18th, 2007 (the “License Agreement”);

WHEREAS, the Parties amended the License Agreement effective April 29, 2013 (the “First Amendment Agreement”) and August 22, 2017 (the “Second Amendment Agreement”);

WHEREAS, LICENSEE and [***] entered into that certain [***]; and

WHEREAS, the Parties desire to further amend the License Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TUFTS and LICENSEE hereby agree as follows:

1.    Definitions

Capitalized terms used herein, but not otherwise defined shall have the meanings set forth in the License Agreement, as amended.

2.    License Agreement Amendment

2.1               Section 5.5(a) of the License Agreement shall be deleted and replaced in its entirety as follows:

5.5       Sublicense Income:

(a)        Except as set forth in Sections 5.5(b), 5.5(c) and 5.5(e)(i) of this Agreement, in the event that, pursuant to Section 3.3 of this Agreement, LICENSEE grants a sublicense under its rights in Section 3.1 of this Agreement and receives Sublicense Income from a Sublicensee in respect of such grant within the period set forth below under the heading “Calendar Year,” LICENSEE agrees to pay TUFTS a percentage of such Sublicense Income as follows:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”.  SUCH INFORMATION HAS BEEN OMITTED BECAUSE (i) IT IS NOT MATERIAL, AND (ii) IT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

CALENDAR YEAR	% OF SUBLICENSE INCOME PAYABLE TO TUFTS
Prior to and including December 31, 2017	[***]
2018	[***]
2019	[***]
2020	[***]
2021	[***]
2022	[***]
2023	[***]
2024	[***]
Starting on January 1, 2025 and all years thereafter until the expiration or termination of this Agreement pursuant to Article X of this Agreement.	[***]

2.2  The following will be added as a new Section 5.5(e) of the License Agreement:

(e)         (i) Notwithstanding anything to the contrary in Section 5.4(b) or 5.5(a) of the License Agreement, as amended, the Parties acknowledge and agree that the upfront fee contemplated by [***] shall be deemed to constitute Sublicense Income to the extent actually received by LICENSEE. LICENSEE agrees to pay TUFTS, and TUFTS agrees that the amount payable to TUFTS of the foregoing upfront fee shall be, [***] payable within thirty (30) days of receipt of such upfront fee by LICENSEE.

(ii) For the avoidance of doubt, the milestone payments contemplated by [***] shall be deemed to constitute Sublicense Income to the extent actually received by LICENSEE. LICENSEE agrees to pay TUFTS, and TUFTS agrees that the amount payable to TUFTS of the foregoing milestone payments shall be as set forth in Section 5.5(a) of the License Agreement, as amended.

3.    Effect of Amendment Agreement

This Third Amendment Agreement amends the License Agreement as of the Third Amendment Effective Date, and, as applicable, the applicable provisions herein supplement the applicable provisions of the License Agreement, the First Amendment Agreement and the Second Amendment Agreement. The License Agreement, together with the First Amendment Agreement, Second Amendment Agreement and Third Amendment Agreement, shall henceforth be read together and shall have effect so far as practicable as though all the provisions thereof and hereof were contained

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”.  SUCH INFORMATION HAS BEEN OMITTED BECAUSE (i) IT IS NOT MATERIAL, AND (ii) IT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

in one instrument.  The License Agreement, as amended, shall continue in full force and effect for the remainder of the term thereof in accordance with the terms thereof and hereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment Agreement to be executed by their duly authorized representatives as of the Third Amendment Effective Date.

TUFTS UNIVERSITY		QUANTERIX CORPORATION
By:	/S/ MARTIN J. SON	By:	/S/ JOHN FRY
Name:	Martin J. Son	Name:	John J. Fry
Title:	Interim Senior Director	Title:	General Counsel and Corporate Secretary